Accumulated other comprehensive income (Tables)	12 Months Ended
Jan. 28, 2012
Presentation of Accumulated Other Comprehensive Income, Net of Tax in Consolidated Balance Sheet

(In millions)	Foreign currency translation adjustments, net of tax	Unrealized loss on hedged transactions, net of tax	Unrealized actuarial losses, net of tax	Acquisition of Toys- Japan shares(1)	Accumulated other comprehensive income (loss)

Balance, January 31, 2009	$(58)	$(25)	$(10)	$—	$(93)
Current-period other comprehensive income	19	10	(1)	—	28
Acquisition of 28.12% of Toys-Japan shares	—	—	—	20	20

Balance, January 30, 2010	(39)	(15)	(11)	20	(45)
Current-period other comprehensive income	55	15	9	—	79
Acquisition of approximately 9% of Toys-Japan shares	—	—	—	6	6

Balance, January 29, 2011	16	—	(2)	26	40
Current-period other comprehensive income	12	(2)	(6)	—	4

Balance, January 28, 2012	$28	$(2)	$(8)	$26	$44